UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2021

TopBuild Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36870	47-3096382
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2021, as part of succession planning, John Peterson, Vice President and Chief Financial Officer of TopBuild Corp. (“TopBuild” or the “Company”), notified the Company that he intends to retire effective as of September 30, 2022. As part of an effective succession process, Mr. Peterson will step down from his position as CFO effective as of March 31, 2022, and assume the role of non-executive advisor during a transition period running from April 1, 2022 until his retirement from the Company on September 30, 2022.

The Company intends to appoint Robert Kuhns, currently the Company’s Vice President and Controller, to replace Mr. Peterson as Vice President and Chief Financial Officer, effective as of April 1, 2022.

Mr. Kuhns, age 47, joined TopBuild in July 2018 as Vice President, Controller. Prior to joining TopBuild, he worked at Mohawk Industries, Inc., a leading global flooring manufacturer, for eleven years in a number of roles, including Senior Director/Assistant Controller, Senior Director of International Finance and Division Controller. Prior to joining Mohawk, Mr. Kuhns was with NCH Corporation, where he served as Director of International Treasury and as a Division Controller. He began his career in the accounting department of Ingersoll-Rand Company. Mr. Kuhns is a Certified Public Accountant.  He earned a bachelor’s degree in Accounting from Shippensburg University and a Masters of Business Administration from Southern Methodist University.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 28, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

Date: September 28, 2021	By:	/s/ John S. Peterson
John S. Peterson
Vice President and Chief Financial Officer

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